UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Legence Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! LEGENCE CORP. 2026 Annual Meeting Vote by June 10, 2026 11:59 PM ET LEGENCE CORP. 1601 LAS PLUMAS AVENUE SAN JOSE, CA 95133 V95613-P51548 You invested in LEGENCE CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 11, 2026 9:00 am PT San Jose Marriott 301 S. Market Street San Jose, CA 95113 *Please *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. David Coghlan For 1b. Bilal Khan For 2. To approve, on a non-binding advisory basis, the compensation of our named executive officers For 3. To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers 1 Year 4. To approve the Legence Corp. 2026 Employee Stock Purchase Plan For 5. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2026 For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.